                                                                  Exhibit 10.20

                               Verification Statement

This is not a Certificate issued under the PPSA. It is provided as a courtesy to assist you.

*The expiry date calculated by the system may exceed the date on which the registration ceases to be effective.


                              Notice of Discharge

File Number: 825026139    Registration Number: 970317175115130771   Page: 1    Expiry Date         ID
                                                                               YY/MM/DD
                                                                               1997/03/17     2013502314-6

Reference:           Discharge

Amend Indicator:     C

Referenced Debtor:   Transformation Processing Inc.

Registering Party:   The Bank of Nova Scotia
                     6725 Airport Road
                     P.O. Box 20 Malton Stn
                     Mississauga, Ontario
                     L4V 1V2

                                    Ministry of Consumer Commercial Relations
                                                                       Ontario

                                                                     Form2Cocr
                                                                     PPSA-P
                                                                     RSLA-R  P

                              Financing Change Statement


Part 1

      01 Page 1 of 1

      21 Preference File Number: 825026139

                                                           Amendements Only  D

Part 3

      03/06 Business Debtor/Transferee/commercial:
            Transformation Processing Inc.
      04/07 Address: #200, 2121 Argentia Road, Mississauga, Ont. L5N 2X4

Part 6

      16    Registering Agent/Secured Party/Lien Claimant:
      17    Address: #3700 Royal Trust Tower, 77 King St. West, Toronto, ON
            M5K 1E7

                        SMALL BUSINESS LOAN REGISTRATION
       NOTE: You must fill in all boxes or indicate N/A if not applicable

--------------------------------------------------------------------------------
INFORMATION ON LENDER
--------------------------------------------------------------------------------

1. Lender name, address and postal code:

          The Bank of Nova Scotia
          6725 Airport Road
          Mississauga, Ontario, L4V 1V2  Canada

2. CPA Transit number:

          60582-002

3. Lender loan number:

          1037-02

--------------------------------------------------------------------------------
INFORMATION ON BORROWER
--------------------------------------------------------------------------------

4. Name, address and postal code of the entity directly obligated to repay the loan:

          Transformation Processing, Inc.
          2121 Argentia Road, Suite 200
          Mississauga, Ontario L5N 2X4 Canada

5. Operating name of business, if different from the name of the borrower:

6. GST registration number:

     894766393 R T

          or  ___  Exempted

7.   Industrial sector (Use one of the letters from A to R as per instructions):
     M

8. Type of borrower:

          Sole proprietor            Partnership           X  Limited company
     ---                        ---                       ---

9.   Type of project the loan applies to (fill in one box only):

     Start-Up              Expansion/Modernization          Change of Ownership

        Franchise             Franchise                      Franchise
     ---                   ---                            ---
       X    Other             Other                          Other
     ----                  ---                            ---

10.  Estimated annual gross revenue

         $3,000,000.00                            (Cannot exceed $5,000,000.00)

11. Number of current Full-time Equivalent Employees on the payroll at time of loan application: 15

12.  Number of additional persons to be employed (Full-time Equivalent) as a
     direct result of this loan:      N/A

13.  Number of years the entity has been in business:     9 months


14.  Assets located on Indian reserve:        Yes      X No
                                          ---         ---

15. Aggregate amount of guarantees obtained for the loan to be registered:

    Personal $25,000.00     Corporate $             .00                 None
                                       -------------                ---
         (Personal guarantees cannot exceed, in aggregate, 25% of line 29)

16. Rank of asset security obtained:

    X    Registered First Charge           Pari Passu                  Other
   ---                                 ---                          ---


17. Aggregate principal outstanding of borrower's other SBLA loans, if any, including loans made by other lenders. (This amount plus the loan to be registered on line 29 cannot exceed $250,000.00):

                                    N/A

--------------------------------------------------------------------------------
INFORMATION ON LOAN
--------------------------------------------------------------------------------

     Note: Any number reported in line 22 must be detailed in line 19, 20 and/or 21. Any number reported in line 25 must be detailed in line 23 and/or 24.

                Type of loan                    Amount of loan to be registered
                ------------                    -------------------------------
                18.  Equipment loans                                $100,000.00

19.  Premises Alteration - Owner                                $        .
                                                                 -------- --
20.  Premises Alteration - Tenant                               $        .
                                                                 -------- --
21.  Building Construction (excluding cost of land)             $        .
                                                                 -------- --

                         22.  Total Premises Loans
                              (add lines 19, 20 and 21)                         $        .
                                                                                 -------- --
23.  Land Purchase [excluding cost of building(s)]              $        .
                                                                 -------- --
24.  Building Purchase (excluding cost of land)                 $        .
                                                                 -------- --
                         25.  Total Land Loan
                              (add lines 23 and 24)                             $        .
                                                                                 -------- --

                         26. Sub-Total (add lines 18, 22 and 25)                $ 100,000.00
                                                                                 -------- --
                   plus: 28.  SBLA fee financed (if applicable)                 $        .
                                                                                 -------- --
                         29.  Total amount of loan to be
                              registered (add lines 26 and 28)                  $ 100,000.00
                                                                                 -------- --
--------------------------------------------------------------------------------------------


                         27.  Registration fee (2% of line 26)
                              cheque attached *
                              Do not round to nearest dollar:                   $   2,000.00
                                                                                 -------- --
                         30.  Percentage of asset cost
                              financed by the SBLA loan        70%         Cannot exceed 90%
                                                              ---
--------------------------------------------------------------------------------------------

31. Term of loan (in months):                               24
                                                     --------------
                                               Cannot exceed 120 months.

32.      Date of first loan disbursement:              1997      02     17
                                                          Yr     Mth    Day

33. Scheduled interest rate:

     X  Floating:       PRIME RATE  +       2.5  %     =     7.25%
    ---                                                      -----
                                    cannot exceed 3%         Total interest rate

                  OR

        Fixed MORTGAGE RATE         +            %     =           %
    ---                                   -------            ------
                                    Cannot exceed 3%         Total interest rate

--------------------------------------------------------------------------------
BORROWER'S ACKNOWLEDGMENT
--------------------------------------------------------------------------------

I, the borrower (or responsible officer of the company, certify the information provided is complete and accurate.

Transformation Processing, Inc.
-------------------------------
Name of borrower

/s/ John McGee
-------------------------------
Signature of borrower

Date:    19
         ----------------------
         Yr          Mth            Day


--------------------------------------------------------------------------------
LENDER'S ACKNOWLEDGMENT
--------------------------------------------------------------------------------
I, the undersigned, responsible officer of the lender certify that, to the best of my knowledge, the information contained herein is complete and accurate, the loan was approved in accordance with generally accepted lending/banking practice, and complies with all the eligibility requirements of the Small Business Loan Act and its applicable Regulations.

     This Loan Registration Form is being submitted within a period of three --- months after the date of the first loan disbursement.

     or

     The period since the date of the first loan disbursement exceeds three
--- months but does not exceed one year, and I certify that the non-compliance was inadvertent and that the loan is not, and has never been, in default. Request is being made to register the loan pursuant to section 23(2) of the Regulations.

Name (print)                                 Position Title

--------------------------------             -----------------------------------


Signature             Date                  Telephone No.            Fax No.

                  19
---------------------------------           -----------------   ----------------
                  Yr    Mth   Day

* MAKE LENDER'S CHEQUE PAYABLE TO "RECEIVER GENERAL FOR CANADA"

                        SMALL BUSINESS LOAN REGISTRATION
       NOTE: You must fill in all boxes or indicate N/A if not applicable

--------------------------------------------------------------------------------
INFORMATION ON LENDER
--------------------------------------------------------------------------------

1.   Lender name, address and postal code:

       The Bank of Nova Scotia
       6725 Airport Road
       Mississauga, Ontario, L4V 1V2  Canada

2.   CPA Transit number:

     --  --  --  --  -- - --  --  --

3.   Lender loan number:

--------------------------------------------------------------------------------
INFORMATION ON BORROWER
--------------------------------------------------------------------------------

4. Name, address and postal code of the entity directly obligated to repay the loan:

       Transformation Processing, Inc.
       2121 Argentia Road, Suite 200
       Mississauga, Ontario L5N 2X4 Canada

5.   Operating name of business, if different from the name of the borrower:

6.   GST registration number:

      __  __  __  __  __  __  __  __  __ R T

       or  ___  Exempted

7.   Industrial sector (Use one of the letters from A to R as per instructions):

8.   Type of borrower:

          Sole proprietor           Partnership             X   Limited company
       ---                       ---                       ---

9.   Type of project the loan applies to (fill in one box only):

     Start-Up          Expansion/Modernization           Change of Ownership
     --------          -----------------------           -------------------

        Franchise         Franchise                          Franchise
     ---               ---                               ---
        Other           X Other                              Other
     ---               ---                               ---

10.  Estimated annual gross revenue

     $3,084,500.00                            (Cannot exceed $5,000,000.00)

11.  Number of current Full-time Equivalent Employees on the payroll at time of
     loan application:   15
                         --

12.  Number of additional persons to be employed (Full-time Equivalent) as a
     direct result of this loan:   10
                                   --

13.  Number of years the entity has been in business:   1
                                                       --

14.  Assets located on Indian reserve:          Yes         X  No
                                            ---            ---

15.  Aggregate amount of guarantees obtained for the loan to be registered:

     Personal $17,944.00              Corporate $             .00          None
                                                 -------------        ---
    (Personal guarantees cannot exceed, in aggregate, 25% of line 29)

16.  Rank of asset security obtained:

      X  Registered First Charge          Pari Passu                      Other
     ---                              ---                             ---

17. Aggregate principal outstanding of borrower's other SBLA loans, if any, including loans made by other lenders. (This amount plus the loan to be registered on line 29 cannot exceed $250,000.00):

                                     $62,501.00

--------------------------------------------------------------------------------
INFORMATION ON LOAN
--------------------------------------------------------------------------------

     Note: Any number reported in line 22 must be detailed in line 19, 20 and/or 21. Any number reported in line 25 must be detailed in line 23 and/or 24.


            Type of loan               Amount of loan to be registered
            ------------               -------------------------------
            18.  Equipment loans                            $71,779.59


19.  Premises Alteration - Owner                                $        .
                                                                 -------- --
20.  Premises Alteration - Tenant                               $        .
                                                                 -------- --
21.  Building Construction (excluding cost of land)             $        .
                                                                 -------- --
                           22. Total Premises Loans
                               (add lines 19, 20 and 21)                          $        .
                                                                                   -------- --
23.  Land Purchase [excluding cost of building(s)]              $        .
                                                                 -------- --
24.  Building Purchase (excluding cost of land)                 $        .
                                                                 -------- --
                           25. Total Land Loan
                               (add lines 23 and 24)                              $        .
                                                                                   -------- --

                           26. Sub-Total (add lines 18, 22 and 25)                  $71,779.59

                    plus:  28. SBLA fee financed (if applicable)
                                                                                  $--------.--

                           29.  Total amount of loan to be
                                registered (add lines 26 and 28)                 $   71,779.59
                                                                                   -------- --
----------------------------------------------------------------------------------------------

                  27. Registration fee (2% of line 26)
                      cheque attached *
                      Do not round to nearest dollar:       $1435.59

                  30. Percentage of asset cost
                      financed by the SBLA loan       90%      Cannot exceed 90%
                                                      ---
----------------------------------------------------------------------------------------------

31.  Term of loan (in months):                         24
                                                   -----------
                                            Cannot exceed 120 months.

32.  Date of first loan disbursement:            19
                                                   ---    ---     ---
                                                   Yr     Mth    Day
33. Scheduled interest rate:

         Floating:        PRIME RATE  +     2 1/2%       =         %
    ---                                                      ------
                                      cannot exceed 3%       Total interest rate

                  OR

        Fixed MORTGAGE RATE           +             %    =        %
                                             -------          -----
                                     Cannot exceed 3%        Total interest rate

--------------------------------------------------------------------------------
BORROWER'S ACKNOWLEDGMENT
--------------------------------------------------------------------------------
I, the borrower (or responsible officer of the company, certify the information provided is complete and accurate.

Transformation Processing, Inc.
-----------------------------------
Name of borrower

/s/ John McGee
-----------------------------------
Signature of borrower

Date:    19
         --------------------------
         Yr          Mth            Day

--------------------------------------------------------------------------------
LENDER'S ACKNOWLEDGMENT
--------------------------------------------------------------------------------
I, the undersigned, responsible officer of the lender certify that, to the best of my knowledge, the information contained herein is complete and accurate, the loan was approved in accordance with generally accepted lending/banking practice, and complies with all the eligibility requirements of the Small Business Loan Act and its applicable Regulations.

--- This Loan Registration Form is being submitted within a period of three months after the date of the first loan disbursement.

         or

--- The period since the date of the first loan disbursement exceeds three months but does not exceed one year, and I certify that the non-compliance was inadvertent and that the loan is not, and has never been, in default. Request is being made to register the loan pursuant to section 23(2) of the Regulations.

Name (print)                              Position Title

Diane M. Sweet                            Account Manager
--------------                            ---------------

Signature            Date                 Telephone No.           Fax No.

                     19                   (905) 678-2155        (905) 678-2210
------------------------------------      --------------        --------------

                     Yr    Mth   Day

* MAKE LENDER'S CHEQUE PAYABLE TO "RECEIVER GENERAL FOR CANADA"

                                 SCOTIABUSINESS

                               Customer Agreement

In this form, "you" and "your" mean the customer and "we," "our," "us" and "the Bank" mean Scotiabank, The Bank of Nova Scotia.

This Customer Agreement, together with the Customer Agreement Terms and Conditions and any schedules attached, is the complete agreement between you and the Bank for the loans described here.

--------------------------------------------------------------------------------------------------------------
Customer            Customer's full legal name (name of individual unless a registered
information         partnership or corporation):  Transformation Processing Inc.

Date (mm,dd,yy)     Trading as                                  Branch transit stamp

                    Type of business structure
                    (proprietorship, partnership,
                    corporation, other):                        Corporation

                    Main business address:                      2121 Argentia Road, Suite 200


                    City or town                                Province                  Postal code
                    Mississauga                                 Ontario                   L5N 2X4

                    Birth date (individual)                     Deposit account number
                    (mm,dd,yy)                                           800-12

                    Location of your business property (for mobile property, such as vehicles, put their main base of operations)

                    Address

                    City or town                                Province                  Postal code

                    Attach a schedule if you have business property in more than one location.

--------------------------------------------------------------------------------------------------------------
Residents of        Complete this section if you are an individual or sole proprietor.
Quebec


                    Are you:     married                        If married, which property regime are you
                             ----                               married under?

                                 single                              Separation as to property
                             ----                               -----

                                                                     Partnership of acquests
                                                                -----

                                                                     Community as to property
                                                                -----
--------------------------------------------------------------------------------------------------------------
Your Scotiabusiness          The completed sections describe the loan or loans you
loans                        requested and we approved.

Scotiabusiness/Scotiafarm    Limit                              Interest
Credit Line                  $                                  Prime plus                %

                             Application fee                    Annual review fee
                             $                                  $

                             Your credit line must be paid on demand.

Scotia Professional          Select either the Overdraft Facility or Scotiabusiness Overdraft
Plan Account                 Protection below.
                             Overdraft facility (ODF)

                             Limit                              Interest
                             $                                  Prime plus                %

                             Monthly account fee                Monthly monitoring fee
                             $                                  $

                             Your overdraft facility must be paid on demand.

Scotiabusiness               Limit                              Interest                  Monthly availment fee
Overdraft Protection (SBOP)  $                                  Prime plus  %             $

                             Your overdraft must be paid within 30 days.


--------------------------------------------------------------------------------------------------------------
Term Loan                    Is the loan guaranteed under the Small Business Loans Act
                             (SBLA) or the Farm Improvement and Marketing Cooperatives
                             Loans Act (FIMCLA)?

                             X  Yes  if Yes, you confirm that you make the
                           -----     declarations in section 12 of the Customer
                                     Agreement Terms and Conditions and that they are true and correct.

                                No
                           -----

                           Amount of loan                       Term of loan
                           $71,779.59                           (months)   24

                           Amortization                         Government guarantee
                           (months)     24                      or application fee:  $1,435.59

                           Purpose of loan:
                                 Purchase equipment

                           Advance arrangement
                                 one advance

                           Principal repayment arrangements for your Term Loan You will make your first principal payment on (mm, dd, yy)

                           Check and complete one of the three options below.

                           X   Floating rate, principal payments plus variable rate interest payments.
                          ----
                           Interest rate                        Principal payment         Principal payment frequency
                           Prime plus    2 1/2%                 $2,990.82                 Monthly

                               Fixed rate, blended payments of interest and principal.
                          ----
                          Interest                              Payment amount            Final payment      Payment frequency
                          rate                %                 $                         $

                               Fixed rate, principal plus variable interest payments.
                          ----
                          Interest                              Principal Payment         Final payment      Principal Payment
                          rate                %                 $                         $                      frequency


-------------------------------------------------------------------------------------------------------------------
Life insurance            Do you want life insurance to cover these loans?
for your loans                Yes    Check and complete a Commercial Creditor Life Insurance
                          ----       form.
                           X  No     Check and sign this waiver of life insurance to certify that
                          ----       you have been given the opportunity to be insured under a
                                     group policy of the Bank and have declined.

                          Your signature or signatures

-------------------------------------------------------------------------------------------------------------------
Added repayment           Do you want added repayment flexibility for your loan?
flexibility

                              Yes    SBILPlus - A combination of options including deferred
                          ----       payments, delayed start, prepayment privileges and interest rate conversion as described in the Customer Agreement
                                     Terms and Conditions.
                               No
                          ----
                          Monthly fee
                          $

-------------------------------------------------------------------------------------------------------------------
Other fees                These fees do not apply for SBIA or FIMCLA loans.

                          Fee type                              Payment                   Payment frequency
                                                                $

                          Fee type                              Payment                   Payment frequency
                                                                $

                          Fee type                              Payment                   Payment frequency
                                                                $

-------------------------------------------------------------------------------------------------------------------
Security                  Please read and initial the completed sections for the property you are granting to the Bank as security for your obligations under this Customer Agreement and the
                          Customer Agreement Terms and Conditions.  Your initials confirm that you are hereby granting the mortgage, security interest, assignment and hypothec outlined in section 15 of the Customer Agreement Terms and Conditions on the property described beside your initials.  If any of the property is located in Quebec, the mortgage and security includes a hypothec for an amount equal to 150 percent of the loan amount.


initials                  General security  All present property and property
        -----             acquired in the future, including inventory, furniture,
                          fixtures, office equipment, industrial equipment, machinery, plant, tools, vehicles, intangible personal property,
                          securities, documents of title, instruments, chattel paper, money and accounts receivable.

initials                  Book debts  All present, and acquired in the future,
        -----             accounts receivable, chattel paper, securities, documents of title, instruments, money relating to accounts receivable and records.

initials                  Inventory  All present inventory and inventory acquired in the future.
        -----

initials  X               Equipment or goods  Equipment or goods include furniture,
        -----             fixtures, industrial equipment, office equipment,
                          manufacturing equipment, machinery, plant, tools and vehicles, but not inventory. Attach a schedule if you need more room to describe your equipment or goods.

                          Description                           Serial number             Value
                              Refer to Schedule A attached                                $79,775.11

                          Description                           Serial number             Value
                                                                                          $

                          Description                           Serial number             Value
                                                                                          $

initials                  Leaseholds  Leasehold improvements, as specifically described.
        -----             Description

                          Legal description of premises                                   Value
                                                                                          $

initials                  Other security  Other property, specified below, including:
        -----             -  life insurance policies and intangibles such as trademarks, copyright, patents, licenses and quotas

                          -  cash equivalents such as deposits, negotiable instruments and money.

                                                                                          Value
                                                                                          $

initials                  Other agreements
        -----             You must provide the following other agreements to the Bank.



initials                  Third party security You must make sure that the following
        -----             security from other persons is provided to the Bank. Third party guarantors and corporate guarantors must sign the Banks standard guarantee form.

-------------------------------------------------------------------------------------------------------------------
Term Loan                 You promise to pay the Bank the principal amount of your term loan
Promissory                together with interest calculated at the rate specified on the loan
Note                      and costs according to the terms set out in this Scotiabusiness Customer
                          Agreement and the Customer Agreement Terms and Conditions.

                          Your signature or signatures          Promissory Note effective date
                          /s/ John McGee                        (mm,dd,yy)

-------------------------------------------------------------------------------------------------------------------
Personal                  By signing this Customer Agreement, the guarantor agrees that he or she is bound
Guarantees                by this agreement and the Customer Agreement Terms and Conditions, and is
                          responsible for the repayment of the customer's obligations to the Bank, to the amount noted below. The guarantor also acknowledges that he or she has received and read the Customer Agreement Terms and Conditions, in particular, section 16, which outlines the guarantor's obligations.

                          Guarantor name                                                  Guarantee
                                                                                          amount $

                          Guarantor signature                   Witness

                          Guarantor name                                                  Guarantee
                                                                                          amount $

                          Guarantor signature                   Witness


-------------------------------------------------------------------------------------------------------------------
Amendments to a           If this agreement amends a previous agreement, complete the following.
previous agreement

                          This Customer Agreement amends the previous Customer Agreement dated (mm,dd,yy) but does not create a new loan.

-------------------------------------------------------------------------------------------------------------------
Other                           Please initial if there is a Schedule of Conditions and Reporting Requirements
conditions                -----
                          for your loan attached to this Customer Agreement.  Your initial is your agreement to be bound by the terms of this schedule.


-------------------------------------------------------------------------------------------------------------------
Signatures               By signing below, you agree that this Scotiabusiness Customer Agreement:
                         -  is a binding agreement and incorporates the Customer Agreement Terms and Conditions
                         -  is governed by the laws of the province where your main business office is located.

                         Your signature also confirms that:
                         -  you will provide us with evidence of insurance for your property granted as security with loss payable to the Bank
                         -  you have received a copy of the Customer Agreement Terms and
                            Conditions and have read and understood it before signing this Customer
                            Agreement
                         -  you and the Bank require that this agreement and all
                           related documents be drawn up and executed only in
                           English. Les parties conviennent et exigent
                           expressement que ce contrat et tous documents et avis
                           emis en vertu de celui-ci ou s'y rattachant soient
                           rediges en anglais.
                         - you are aware of the information disclosure authorized by the Customer
                           Agreement Terms and Conditions.

                         Customer - individual
                         Your signature                         Witness

                         Customer - Corporate or partnership
                         Business name

                         Transformation Processing Inc.

                         By (authorized signing officer or partner)                       Title

                         By (authorized signing officer or partner)                       Title
                         /s/ John McGee                                                   Chief Financial Officer

                        The Bank of Nova Scotia
                        Per (authorized signing officer)



                                 SCOTIABUSINESS

                               Customer Agreement

In this form, "you" and "your" mean the customer and "we," "our," "us" and "the Bank" mean Scotiabank, The Bank of Nova Scotia.

This Customer Agreement, together with the Customer Agreement Terms and Conditions and any schedules attached, is the complete agreement between you and the Bank for the loans described here.

--------------------------------------------------------------------------------------------------------------
Customer            Customer's full legal name (name of individual unless a registered
information         partnership or corporation):  Transformation Processing Inc.

Date (mm,dd,yy)     Trading as                                  Branch transit stamp

                    Type of business structure
                    (proprietorship, partnership,
                    corporation, other):

                    Main business address:                      2121 Argentia Road, Suite 200


                    City or town                                Province                  Postal code
                    Mississauga                                 Ontario                   L5N 2X4

                    Birth date (individual)                     Deposit account number
                    (mm,dd,yy)

                    Location of your business property (for mobile property, such as vehicles, put their main base of operations)  2121 Argentia Road, Suite 200

                    Address

                    City or town                                Province                  Postal code
                    Mississauga                                 Ontario                   L5N 2X4

                    Attach a schedule if you have business property in more than one location.

--------------------------------------------------------------------------------------------------------------
Residents of        Complete this section if you are an individual or sole proprietor.
Quebec


                    Are you:     married                        If married, which property regime are you
                             ----                               married under?

                                 single                              Separation as to property
                             ----                               -----

                                                                     Partnership of acquests
                                                                -----

                                                                     Community as to property
                                                                -----
--------------------------------------------------------------------------------------------------------------
Your Scotiabusiness          The completed sections describe the loan or loans you
loans                        requested and we approved.

Scotiabusiness/Scotiafarm    Limit                              Interest
Credit Line                  $                                  Prime plus                %

                             Application fee                    Annual review fee
                             $                                  $

                             Your credit line must be paid on demand.

Scotia Professional          Select either the Overdraft Facility or Scotiabusiness Overdraft
Plan Account                 Protection below.
                             Overdraft facility (ODF)

                             Limit                              Interest
                             $                                  Prime plus                %

                             Monthly account fee                Monthly monitoring fee
                             $                                  $

                             Your overdraft facility must be paid on demand.

Scotiabusiness               Limit                              Interest                  Monthly availment fee
Overdraft Protection (SBOP)  $                                  Prime plus  %             $

                             Your overdraft must be paid within 30 days.

--------------------------------------------------------------------------------------------------------------
Term Loan                    Loan Is the loan guaranteed under the Small Business Loans Act
                             (SBLA) or the Farm Improvement and Marketing Cooperatives
                             Loans Act (FIMCLA)?

                             X  Yes  if Yes, you confirm that you make the
                           -----     declarations in section 12 of the Customer
                                     Agreement Terms and Conditions and that they are true and correct.

                                No
                           -----

                           Amount of loan                       Term of loan
                           $100,000.00                          (months)   24

                           Amortization                         Government guarantee
                           (months)                             or application fee:  $2,000.00

                           Purpose of loan:
                                 Finance Computer and Office Supplies

                           Advance arrangement
                                 one advance

                           Principal repayment arrangements for your Term Loan You will make your first principal payment on (mm, dd, yy)
                                                                 02, 08, 97

                           Check and complete one of the three options below.

                           X   Floating rate, principal payments plus variable rate interest payments.
                          ----
                           Interest rate                        Principal payment         Principal payment frequency
                           Prime plus    2.5%                    $4,166.66                     Monthly

                               Fixed rate, blended payments of interest and principal.
                          ----
                          Interest                              Payment amount            Final payment      Payment frequency
                          rate %                                $                         $

                               Fixed rate, principal plus variable interest payments.
                          ----
                          Interest                              Principal Payment         Final payment      Principal Payment
                          rate %                                $                         $                      frequency


-------------------------------------------------------------------------------------------------------------------
Life insurance            Do you want life insurance to cover these loans?
for your loans                Yes    Check and complete a Commercial Creditor Life Insurance
                          ----       form.
                           X  No     Check and sign this waiver of life insurance to certify that
                          ----       you have been given the opportunity to be insured under a
                                     group policy of the Bank and have declined.

                          Your signature or signatures

-------------------------------------------------------------------------------------------------------------------
Added repayment Do you want added repayment flexibility for your loan?
flexibility

                               Yes   SBILPlus - A combination of options including deferred
                          ----       payments, delayed start, prepayment privileges and interest rate conversion as described in the Customer Agreement
                                     Terms and Conditions.
                           X   No
                          ----
                          Monthly fee
                          $

-------------------------------------------------------------------------------------------------------------------
Other fees These fees do not apply for SBIA or FIMCLA loans.

                          Fee type                              Payment                   Payment frequency
                                                                $

                          Fee type                              Payment                   Payment frequency
                                                                $

                          Fee type                              Payment                   Payment frequency
                                                                $

-------------------------------------------------------------------------------------------------------------------
Security                  Please read and initial the completed sections for the property you are granting to the Bank as security for your obligations under this Customer Agreement and the
                          Customer Agreement Terms and Conditions.  Your initials confirm that you are hereby granting the mortgage, security interest, assignment and hypothec outlined in section 15 of the Customer Agreement Terms and Conditions on the property described beside your initials.  If any of the property is located in Quebec, the mortgage and security includes a hypothec for an amount equal to 150 percent of the loan amount.


initials  X               General security  All present property and property
        -----             acquired in the future, including inventory, furniture,
                          fixtures, office equipment, industrial equipment, machinery, plant, tools, vehicles, intangible personal property,
                          securities, documents of title, instruments, chattel paper, money and accounts receivable.

initials  X               Book debts  All present, and acquired in the future,
        -----             accounts receivable, chattel paper, securities, documents of title, instruments, money relating to accounts receivable and records.

initials                  Inventory  All present inventory and inventory acquired in the future.
        -----

initials  X               Equipment or goods Equipment or goods include furniture,
        -----             fixtures, industrial equipment, office equipment,
                          manufacturing equipment, machinery, plant, tools and vehicles, but not inventory. Attach a schedule if you need more room to describe your equipment or goods.

                          Description                           Serial number             Value
                              See Schedule A attached                                     $139,799.00

                          Description                           Serial number             Value
                                                                                          $

                          Description                           Serial number             Value
                                                                                          $

initials                  Leaseholds  Leasehold improvements, as specifically described.
        -----             Description

                          Legal description of premises                                   Value
                                                                                          $

initials  X               Other security  Other property, specified below, including:
        -----             -  life insurance policies and intangibles such as trademarks, copyright, patents, licenses and quotas

                          -  cash equivalents such as deposits, negotiable instruments and money.

                             Guarantee of a Scotiabusiness improvement loan
                             signed by Paul Mighton, Gary McCann, John
                             McGee, Vladimir Stepanoff
                                                                                          Value
                                                                                          $25,000.00

initials                  Other agreements
        -----             You must provide the following other agreements to the Bank.



initials                  Third party security You must make sure that the following
        -----             security from other persons is provided to the Bank. Third party guarantors and corporate guarantors must sign the Banks standard guarantee form.

-------------------------------------------------------------------------------------------------------------------
Term Loan                 You promise to pay the Bank the principal amount of your term loan
Promissory                together with interest calculated at the rate specified on the loan
Note                      and costs according to the terms set out in this Scotiabusiness Customer
                          Agreement and the Customer Agreement Terms and Conditions.

                          Your signature or signatures          Promissory Note effective date
                          /s/ John McGee                        (mm,dd,yy)

-------------------------------------------------------------------------------------------------------------------
Personal                  By signing this Customer Agreement, the guarantor agrees that he or she is bound
Guarantees                by this agreement and the Customer Agreement Terms and Conditions, and is
                          responsible for the repayment of the customer's obligations to the Bank, to the amount noted below. The guarantor also acknowledges that he or she has received and read the Customer Agreement Terms and Conditions, in particular, section 16, which outlines the guarantor's obligations.

                          Guarantor name                                                  Guarantee
                                                                                          amount $

                          Guarantor signature                   Witness

                          Guarantor name                                                  Guarantee
                                                                                          amount $

                          Guarantor signature                   Witness


-------------------------------------------------------------------------------------------------------------------
Amendments to a           If this agreement amends a previous agreement, complete the following.
previous agreement

                          This Customer Agreement amends the previous Customer Agreement dated (mm,dd,yy) but does not create a new loan.

-------------------------------------------------------------------------------------------------------------------
Other                       X   Please initial if there is a Schedule of Conditions and Reporting Requirements
conditions                -----
                          for your loan attached to this Customer Agreement.  Your initial is your agreement to be bound by the terms of this schedule.


-------------------------------------------------------------------------------------------------------------------
Signatures               By signing below, you agree that this Scotiabusiness Customer Agreement:
                         -  is a binding agreement and incorporates the Customer Agreement Terms and Conditions
                         -  is governed by the laws of the province where your main business office is located.

                         Your signature also confirms that:
                         -  you will provide us with evidence of insurance for your property granted as security with loss payable to the Bank
                         -  you have received a copy of the Customer Agreement Terms and
                            Conditions and have read and understood it before signing this Customer
                            Agreement
                         -  you and the Bank require that this agreement and all
                            related documents be drawn up and executed only in
                            English. Les parties conviennent et exigent
                            expressement que ce contrat et tous documents et avis
                            emis en vertu de celui-ci ou s'y rattachant soient
                            rediges en anglais.
                         -  you are aware of the information disclosure authorized by the Customer
                            Agreement Terms and Conditions.

                         Customer - individual
                         Your signature                         Witness

                         Customer - Corporate or partnership
                         Business name
                                   Transformation Processing Inc.

                         By (authorized signing officer or partner)                       Title
                                   /s/Douglas Wooldridge                                  President

                         By (authorized signing officer or partner)                       Title
                                  /s/ Gary G. McCann                                      Vice President & Secretary

                        The Bank of Nova Scotia
                        Per (authorized signing officer)
                                  /s/
